 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2020

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Enterprise Center, Middletown, RI 02842
(Address of Principal Executive Offices) (Zip Code)

(401) 847-3327
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
The Nasdaq Stock Market LLC
Common Stock, par value $0.01 per share	KVHI	(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 15, 2020, Donald W. Reilly, our Chief Financial Officer since December 2016, advised us that he plans to retire later this year. Mr. Reilly indicated that he would transition his responsibilities as Chief Financial Officer to his interim successor and would stay on in a consulting or part-time capacity to facilitate a smooth transition to the permanent successor. On September 16, 2020, our Board of Directors appointed Mr. Brent C. Bruun, our Chief Operating Officer, to serve as Interim Chief Financial Officer effective November 2, 2020. The Board of Directors has initiated a process to identify a successor for Mr. Reilly.

Brent C. Bruun, 54, has served as our chief operating officer with direct responsibility for our corporate development and mobile communication products and services for marine and land markets since July 2016 and direct responsibility for inertial navigation products since November 2018. From November 2012 to June 2016, Mr. Bruun served as our executive vice president of mobile broadband. From January 2011 to November 2012, he served as our senior vice president of global sales and business development. He served as our vice president of global sales and business development from July 2008 to December 2010. From January 2008 until joining KVH, Mr. Bruun worked as a private consultant. From January 2007 until January 2008, Mr. Bruun served as senior vice president of strategic initiatives for SES Americom, a satellite operator providing services via its fleet of 16 geosynchronous satellites covering North America. In this position, he concentrated on global mobile broadband opportunities with particular emphasis on the maritime and aeronautical markets. Other positions held at SES Americom included president of Americom’s Managed Solutions Division from July 2004 until December 2006 and senior vice president of business development from July 2002 until June 2004. Previously, Mr. Bruun held positions at KPMG LLP and General Electric. Mr. Bruun holds a B.S. in accounting from Alfred University and is a certified public accountant.

At this time, the Board of Directors does not anticipate any change in Mr. Bruun’s compensation in connection with his appointment as Interim Chief Financial Officer. For more information regarding Mr. Bruun’s compensation, please see our proxy statement for our 2020 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 29, 2020, under the heading “Compensation of Directors and Executive Officers—Executive Compensation”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: September 17, 2020	BY:	/s/ MARTIN A. KITS VAN HEYNINGEN
Martin A. Kits van Heyningen
President, Chief Executive Officer and Chairman of the Board of Directors